Scout Investments

Scout Global Equity Fund (the "Fund")

Supplement dated April 20, 2017 to the Summary Prospectus dated October 31, 2016, as supplemented

The following supplements the information about the Fund's investment adviser, Scout Investments, Inc. ("Scout"), included in the Summary Prospectus. Scout is a wholly-owned subsidiary of UMB Financial Corporation ("UMB").

On April 20, 2017, UMB announced that it signed a definitive agreement to sell Scout to Carillon Tower Advisers, Inc. (the "Transaction").  The Transaction is subject to certain regulatory approvals, as well as other conditions to closing.  In connection with this announcement, the Fund's Board of Trustees will meet to consider various matters related to the Transaction affecting the Fund.  The Fund's Summary Prospectus will be further supplemented to announce the Board's determinations.

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments